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
                                  EXHIBIT 21.01
                           SUBSIDIARIES OF REGISTRANT
                                    SUBSIDIARY                                              PLACE OF INCORPORATION
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ATLED CORPORATION                                                                                    USA

D&M INTERNATIONAL, LLC                                                                               USA

D&M PARTNERS                                                                                         USA

D&PL ARGENTINA, INC.                                                                                 USA

D&PL CHINA, INC.                                                                                     USA

D&PL CHINA PTE, LTD.                                                                              SINGAPORE

D&PL INVESTING CORP.                                                                                 USA

D&PL INVESTMENTS, INC.                                                                               USA

DELTAPINE PARAGUAY, INC.                                                                             USA

D&PL SOUTH AFRICA, INC.                                                                              USA

D&PL INTERNATIONAL TECHNOLOGY CORP.                                                                  USA

DELTA PINE DE MEXICO S. de R.L. de C.V.                                                             MEXICO

DELTAPINE AUSTRALIA PTY. LIMITED                                                                  AUSTRALIA

GREENFIELD SEED COMPANY, LLC                                                                         USA

HEBEI JI DAI COTTONSEED TECHNOLOGY COMPANY, LTD.                                                    CHINA

PAYMASTER TECHNOLOGY CORP.                                                                           USA

TURK DELTAPINE, INC.                                                                                 USA

D&PL SEMILLAS LTDA.                                                                               COSTA RICA

CDM MANDIYU S.R.L.                                                                                ARGENTINA

DELTA AND  PINE LAND HELLAS MONOPROSOPI, E.P.E.                                                     GREECE

D&PL BRASIL, LTDA.                                                                                  BRAZIL

ANHUI AN DAI COTTONSEED TECHNOLOGY COMPANY, LTD.                                                    CHINA

D&PL TECHNOLOGY HOLDING COMPANY LLC.                                                                 USA

D&M  BRASIL ALGODAO, LTDA                                                                           BRAZIL

MDM SEMENTES DE ALGODAO LTDA                                                                        BRAZIL

SURE GROW, LLC                                                                                       USA

D&PL INDIA, LLC                                                                                      USA

DELTAPINE INDIA SEED PRIVATE LTD.                                                                   INDIA

D&PL MAURITIUS LIMITED                                                                            MAURITIUS

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